THE ALGER FUNDS

Alger 35 Fund

(the “Fund”)

Supplement dated January 16, 2024 to the Fund’s

Summary Prospectus and Prospectus, each dated March 1, 2023

as restated, amended and supplemented to date

Effective immediately, the following changes are made to the Summary Prospectus and Prospectus of the Fund:

The section of the Fund’s Summary Prospectus entitled “Management” and the section of the Fund’s Prospectus entitled “Summary Sections—Alger 35 Fund—Management” is deleted in its entirety and replaced with the following:

Investment Manager	Portfolio Managers Jointly and Primarily Responsible for Day-to-Day Management of the Fund

Fred Alger Management, LLC	Daniel C. Chung, CFA Chief Executive Officer, Chief Investment Officer and Portfolio Manager Since March 2018
George Ortega Senior Vice President, Portfolio Manager and Senior Analyst Since January 2024

When a Fund is co-managed, the responsibilities of such portfolio managers may be shared, divided or otherwise assigned based on various factors including, but not limited to, level of Fund assets to be managed, their overall experience, their sector expertise, and such other factors as the Manager believes is most efficient and effective. In all cases, each portfolio manager collaborates with the other portfolio manager(s) and analysts to develop overall strategy, outlook, and themes, which impact industry, sector and security allocations in the Fund. Responsibilities amongst portfolio managers may be fully or partially allocated to one of the portfolio managers for the purposes of day-to-day portfolio management and stock selection, implementation of trades, strategic and performance oversight, risk management, or oversight of guidelines; whether externally driven or internally developed by the Manager.

The section of the Fund’s Prospectus entitled “Management and Organization—Portfolio Managers Jointly and Primarily Responsible for Day-to-Day Management of the Funds” is deleted in its entirety, with respect to the Fund only, and replaced with the following:

Fund	Portfolio Managers	Since

Alger 35 Fund	Daniel C. Chung, CFA	March 2018
	George Ortega	January 2024

•	Mr. Chung has been employed by the Manager since 1994. He became a portfolio manager in 2000, Chief Investment Officer in 2001, President in 2003, and Chief Executive Officer in 2006.
•

Mr. Ortega has been employed by the Manager since 2013. He became a Senior Vice President in 2021, a Senior Analyst in 2022 and a Portfolio Manager in 2024. He served as Associate Analyst from 2016 to 2018, Vice President and Analyst from 2018 to 2021, and Assistant Portfolio Manager from 2021 to 2024.

Shareholders should retain this Supplement for future reference.

S-35FundZ 11624

S-TAF-Instl. 11624